Exhibit 10.4.2

REDACTED	CONFIDENTIAL TREATMENT REQUESTED
The portions of this document marked by “XXXX” have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission
AMENDMENT AGREEMENT
to the Subscriber Agreement
THIS AMENDMENT AGREEMENT is made on 27th day of February 2009 by and between:-
1.	AMADEUS INDIA PRIVATE LIMITED, having its registered office at E-9, Connaught House, Connaught Place, New Delhi 110001(hereinafter to as “AIPL”)of the one part

and

2.	MAKEMYTRIP (lNDlA) PRIVATE LIMITED, having its registered office at F-46 First Floor, Malhotra Building, Connaught Place, New Delhi and corporate office at 103, Udyog Vihar Phase 1, Gurgeon 122016, Haryana, India (hereinafter called “MMT’)of the other part.
(Collectively referred to as “Parties” and individually as a “Party”).
WHEREAS:
A.	This Amendment Agreement is to amend the Subscriber Agreement dated 1st February 2009 made between AIPL and MMT ( referred to as the “Principal Agreement’).

B.	Parties wish to amend the Principal Agreement as provided below.
NOW lT lS HEREBY AGREED as follows:-

1.	INTERPRETATION

All terms and references used in this Amendment Agreement shall, unless the context otherwise requires or permits, have the same meanings and construction as the terms and references in the Principal Agreement.

2	AMENDMENTS
2.1	The Parties hereby agree that the Principal Agreement shall be amended in the following manner:-
a.	First paragraph of clause 4 shall be amended by substituting the current paragraph with the below:

“This AGREEMENT shall come into effect on the 1st day of March, 2009 (“Effective Date”) and shall continue in full force and effect for a contractual period of at least Four (04) years (“Term”) up to 28th February, 2013. After that it will expire automatically. Parties may enter into a new agreement based on mutual discussions.”

b.	Clause 6 — Loyalty Signing Bonus will be replaced as under:

“Upon execution of this Agreement, AIPL would pay the MMT one time loyalty Signing Bonus of XXXXXXXXXXXXXXXXXXXXXXXXXX as per schedule below:

Signing Bonus Amount	Payment schedule
XXXXXXXXXXX	Upon signature of subscriber agreement
XXXXXXXXXXX	on/beforeApril 30th , 2009 subject to successful Migration to Amadeus GDS. However if the below conditions are met before April 30th, this installment will fall due on date of meeting all the conditions and should be paid within 7 days of it falling due.
Successful Migration to Amadeus GDS is defined as:
–	100% reservation booked on Amadeus GDS on or before 30th April 2009 and for the remainder of the Term.

-	90% BSP and Airline Ticket Capping on Amadeus GDS (alternative GDS to be used only for ticketing in instances where the Amadeus System is unavailable),

-	Minimum 66,000 segments to be booked on Amadeus GDS from Effective Date until 30th April 2009,

-	Neither company (MMT, AIPL)to have filed for or be in liquidation at the time of payment.”
c.	Sub clause 7.1 of Clause 7 — Eligibility to Loyalty Incentive and Payment terms will be replaced as under:

“7.1-Loyalty Incentive will be paid to the MMT as per Payment Schedule below within 45 days from the end of Relevant Incentive period:
Payment Schedule:

Loyalty Incentive payment	Relevant Incentive period
1st Incentive payment	March 2009–Sep 2009
2nd Incentive payment	Oct 2009–March 2010
3rd Incentive payment	Apr 2010–Sep 2010
4th Incentive payment	Oct 2010–March 2011
5th Incentive payment	April 2011–Sep 2011
6th Incentive payment	Oct 2011–March 2012
7th Incentive payment	Apr 2012–Sep 2012
8th Incentive payment	Oct 2012–Feb-2013
AIPL shall ensure timely payment of such incentives.”
2.2	The above amendment will come into force immediately from Effective Date.

3.	This Amendment Agreement along with any other Addendums, Annexure etc., shall form an integral part of the Principal Agreement and except to the extent as specified above, all other provisions contained in the Principal Agreement shall remain unchanged. For the sake of clarity the Parties agree that the Principal Agreement and Amendment Agreement with all Addendums, Annexures etc. executed shall constitute and be read as one document and the provisions of the Principal Agreement shall, subject to the modification herein contained, apply to this Amendment Agreement as if this Amendment Agreement were an integral part thereof.
lN WITNESS WHEREOF the Parties hereto have hereunto set their respective hands the day and year first above written.

	SIGNED by MR /s/ RAKESH BANSAL )		SIGNED by MR /s/ RAJESH MAGOW
	for and on behalf of )		for and on behalf of	)
	AMADEUS INDIA PVT. LTD.)		MAKE MY TRIP (INDIA) PVT.	)
	on 27/2/ 2009 )	LTD. on 2009)
	in the presence of:		in the presence of:	)
	/s/ Ravi Jakkula		/s/ Vikas Bhasin /s/ Rajesh Magow
	Name: RAVI JAKKULA		Name: Rajesh Magow
Position:	BUSINESS HEAD		VIKAS BHASIN
	KEY ACCOUNTS	Position: CFO	FINANCIAL CONTROLLER

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